UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of earliest event reported: June 24, 2003

                          Date of report: June 27, 2003


                            Ferrellgas Partners, L.P.
                 -----------------------------------------------

             (Exact name of registrant as specified in its charter)



       Delaware                    1-111331                    43-1698480
-----------------------     -----------------------     -----------------------
    (State or other             Commission file            (I.R.S. Employer
    jurisdiction of                 number                Identification No.)
    incorporation)





                   One Liberty Plaza, Liberty, Missouri 64068
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (816) 792-1600
                   -------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On June 27, 2003, Ferrellgas Partners, L.P. and affiliates issued 1,250,000 common units representing limited partner interests pursuant to an underwritten public offering. We received net proceeds of approximately $26.3 million from the sale of our common units and the payment to us from the exercise of the affiliate common unit options exercised. The net proceeds received from the sale of our common units were $21.59 per common unit after deducting underwriting discounts, commissions and offering expenses. These proceeds and additional cash will be used to redeem and retire a portion of our outstanding senior units.

     Pursuant to the underwriting agreement, the underwriter was also granted an option to purchase an additional 187,500 common units to cover any over-allotments. This over-allotment option must be exercised within 30 days of June 27, 2003. Proceeds obtained from the exercise of this over-allotment option, if any, will be used to redeem and retire a portion of our outstanding senior units.

     The underwriting agreement under which we sold the units is filed as an exhibit to this Current Report. This exhibit is incorporated by reference into this description.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following material is filed as an exhibit to this Current Report on Form 8-K.

             Exhibit Number    Description
             --------------    -----------
                  1.1          Underwriting Agreement dated as of June 24, 2003,
                               by and among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc., the selling unitholders named therein and the underwriter named therein.

                  5.1 Opinion of Mayer, Brown, Rowe & Maw as to the legality of the common units issued by Ferrellgas Partners, L.P. pursuant to the above-referenced underwriting agreement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FERRELLGAS PARTNERS, L.P.

                                      By Ferrellgas, Inc. (General Partner)


Date: June 27, 2003                      By   /s/ Kevin T. Kelly
                                         ---------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number    Description
--------------    -----------
     1.1          Underwriting Agreement dated as of June 24, 2003, by and among
                  Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc., the selling unitholders named therein and the underwriter named therein.

     5.1 Opinion of Mayer, Brown, Rowe & Maw as to the legality of the common units issued by Ferrellgas Partners, L.P. pursuant to the above-referenced underwriting agreement.